
PNC SERIES 1997-2 (1388)

EXHIBIT 99.1
FISCAL 1997

                                                               JANUARY           FEBRUARY               MARCH              APRIL
ISSUE DATE: 02/27/97
CERTIFICATE BALANCE AT ISSUE:  $177,376,375.45

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                                                           $177,376,357.45    $175,395,727.91
  UNITS                                                                                                   550                546
PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH                                                  121,003.46         120,808.50
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                                                        52,049.45          43,316.51
  LIQUIDATIONS-IN-FULL                                                                           1,807,576.63       2,920,410.39
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                                                     0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                                                      1,980,629.54       3,084,535.40

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                                    0.00               0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                                                            175,395,727.91     172,311,192.51
  UNITS                                                                                                   546                539

SCHEDULED INTEREST AT MORTGAGE RATE:                                                             1,195,747.44       1,181,633.04

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                                                          2,252.22              (1.81)
  INTEREST SALE ADJUSTMENTS                                                                              0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                                                            0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                                                    0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                                                             0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                                               2,252.22              (1.81)

OTHER:
  LOAN CONVERSION FEE                                                                                    0.00               0.00
  EXPENSE REIMBURSEMENTS                                                                                 0.00               0.00
  GAIN ON LIQUIDATIONS                                                                                   0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                                                       0.00               0.00
  NET OTHER DISTRIBUTIONS                                                                                0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                                                                   43,043.72          42,557.12

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                                                         68.29               0.12
  SERVICING FEES SALE ADJUSTMENTS                                                                        0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                                                     0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                                                             0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                                                        0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                                                             68.29               0.12

MISCELLANEOUS EXPENSES:                                                                                  0.00               0.00

NET FUNDS DISTRIBUTED                                                                           $3,135,517.19      $4,223,609.39




SMSC SERIES 1997-2 (1388)
FISCAL 1997                                                            MAY               JUNE                JULY


BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                        $172,311,192.51    $171,061,053.23     $170,581,677.26
  UNITS                                                                539                536                 535

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               120,290.55         120,768.66          121,616.05
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                     59,906.33          33,309.61           25,837.84
  LIQUIDATIONS-IN-FULL                                        1,069,942.40         325,297.70        1,034,299.28
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00               0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                   1,250,139.28         479,375.97        1,181,753.17

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00               0.00                0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                         171,061,053.23     170,581,677.26      169,399,924.09
  UNITS                                                                536                535                 531

SCHEDULED INTEREST AT MORTGAGE RATE:                          1,158,525.89       1,150,042.42        1,146,636.50

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                        (105.00)          2,724.84              (14.74)
  INTEREST SALE ADJUSTMENTS                                           0.00               0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00               0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00               0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00               0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                             (105.00)          2,724.84              (14.74)

OTHER:
  LOAN CONVERSION FEE                                                 0.00               0.00                0.00
  EXPENSE REIMBURSEMENTS                                              0.00               0.00                0.00
  GAIN ON LIQUIDATIONS                                                0.00               0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00               0.00                0.00
  NET OTHER DISTRIBUTIONS                                             0.00               0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                                41,794.56          41,488.03           41,370.20

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                      (3.00)             93.22                0.20
  SERVICING FEES SALE ADJUSTMENTS                                     0.00               0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00               0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00               0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00               0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                          (3.00)             93.22                0.20

MISCELLANEOUS EXPENSES:                                               0.00               0.00                0.00

NET FUNDS DISTRIBUTED                                        $2,366,768.61      $1,590,561.98       $2,287,004.53




SMSC SERIES 1997-2 (1388)
FISCAL 1997                                                     AUGUST          SEPTEMBER             OCTOBER           NOVEMBER
BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                    $169,399,924.09    $167,556,596.81     $164,343,253.47    $160,948,149.61
  UNITS                                                            531                526                 517                509

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           122,020.25         121,796.73          120,793.43         121,210.76
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                 38,712.90          45,251.98           96,027.17          65,722.15
  LIQUIDATIONS-IN-FULL                                    1,682,594.13       3,046,294.63        3,178,283.26       2,596,277.67
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00               0.00                0.00               0.00
  NET PRINCIPAL DISTRIBUTED                               1,843,327.28       3,213,343.34        3,395,103.86       2,783,210.58

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00               0.00                0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                     167,556,596.81     164,343,253.47      160,948,149.61     158,164,939.03
  UNITS                                                            526                517                 509                502

SCHEDULED INTEREST AT MORTGAGE RATE:                      1,138,025.07       1,125,285.18        ,103,228.589       1,080,339.06

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                      (0.73)            (10.76)              (0.06)             14.71
  INTEREST SALE ADJUSTMENTS                                       0.00               0.00                0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00               0.00                0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                           (0.73)            (10.76)              (0.06)             14.71

OTHER:
  LOAN CONVERSION FEE                                             0.00               0.00                0.00               0.00
  EXPENSE REIMBURSEMENTS                                          0.00               0.00                0.00               0.00
  GAIN ON LIQUIDATIONS                                            0.00               0.00                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                0.00               0.00                0.00               0.00
  NET OTHER DISTRIBUTIONS                                         0.00               0.00                0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                            41,080.73          40,627.75           39,836.06          39,025.73

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                   0.02              (0.05)               0.00               0.41
  SERVICING FEES SALE ADJUSTMENTS                                 0.00               0.00                0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00               0.00                0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                       0.02              (0.05)               0.00               0.41

MISCELLANEOUS EXPENSES:                                           0.00               0.00                0.00               0.00

NET FUNDS DISTRIBUTED                                    $2,940,270.87      $4,297,990.06       $4,458,496.32      $3,824,538.21



SMSC SERIES 1997-2 (1388)
FISCAL 1997                                                      DECEMBER              TOTAL

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                        $158,164,939.03    $177,376,357.45
  UNITS                                                                502                550

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               118,249.10       1,208,557.49
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                     20,203.13         480,337.07
  LIQUIDATIONS-IN-FULL                                        4,245,589.65      21,906,565.74
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                   4,384,041.88      23,595,460.30

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                         153,780,897.15     153,780,897.15
  UNITS                                                                490                490

SCHEDULED INTEREST AT MORTGAGE RATE:                          1,060,946.96      11,340,410.14

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                           0.00           4,858.67
  INTEREST SALE ADJUSTMENTS                                           0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                0.00           4,858.67

OTHER:
  LOAN CONVERSION FEE                                                 0.00               0.00
  EXPENSE REIMBURSEMENTS                                              0.00               0.00
  GAIN ON LIQUIDATIONS                                                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00               0.00
  NET OTHER DISTRIBUTIONS                                             0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                                38,339.75         409,163.65

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.00             159.21
  SERVICING FEES SALE ADJUSTMENTS                                     0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.00             159.21

MISCELLANEOUS EXPENSES:                                               0.00               0.00

NET FUNDS DISTRIBUTED                                        $5,406,649.09     $34,531,406.25


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1997

SERIES 1997-2  (1388)                                   WEIGHTED AVERAGE PC RATE: 7.7565
----------------------------------------------------------------------------------------


INSURANCE RESERVES*
-------------------
                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- --------------
  MPI                     $0.00    $0.00              $0.00        $0.00              $0.00

  SPECIAL HAZARD  $2,786,869.00    $0.00              $0.00        $0.00      $2,786,869.00

  BANKRUPTCY BOND
  SINGLE-UNITS      $100,000.00    $0.00              $0.00        $0.00        $100,000.00
  MULTI-UNITS             $0.00    $0.00              $0.00        $0.00              $0.00

  MORTGAGE
    REPURCHASE    $3,547,527.00    $0.00              $0.00        $0.00      $3,547,527.00


DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------    ----------------------
     COUNT    PRIN BALANCE       COUNT     PRIN BALANCE    COUNT     PRIN BALANCE
     -----------------------     ----------------------    ----------------------
      8        $2,216,858.89      2         $521,538.38      2        $629,765.08

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
      1         $214,592.23        0        $0.00


The Class B-1, Class B-2, Class B-3 (the "Senior Subordinate Certificates"), Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Cer-tificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certificates") are subordinate in right of payment and provide credit support, special hazard, bankruptcy and fraud coverage (collectively "Coverage") to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class X, Class P and Class R Certificates (the "Senior Certificates") to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior Certificates and the Senior Subordinate Certificates, were offered. In addition, the Junior Subordinate Certificates are subordinate in right of payment and provide Coverage to the Senior Subordinate Certificates, the Class B-3 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 and Class B-2 Certificates and the Class B-2 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 Certificates, in each case to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Subordinate Certificates immediately after the principal and interest distribution on December 26, 1997 are as follows:


                CLASS               CLASS PRINCIPAL BALANCE
                -----               -----------------------
                B-1                  $4,842,160.09
                B-2                  $1,761,327.04
                B-3                  $1,761,327.04
                B-4                    $703,935.11
                B-5                    $351,471.13
                B-6                    $706,061.30

                Total               $10,126,281.71


The amount of the special hazard, bankruptcy and fraud coverage, as of the above referenced date is $2,786,869.00, $100,000.00 and $3,547,427.00, respectively.